(File Nos. 2-91362 and 811-4040)

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [X] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
          and 0-11

           1) Title of each class of securities to which transaction applies:
           2) Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           4) Proposed maximum aggregate value of transaction:
           5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                     PaineWebber Managed Investments Trust-

              PaineWebber Low Duration U.S. Government Income Fund

                                 (800) ___-_____



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   to be held

                                 March 16, 2000



To the Shareholders:


      Notice is hereby given that a special meeting of shareholders of PaineWebber Low Duration U. S. Government Income Fund ("Fund"), a series of PaineWebber Managed Investments Trust, will be held at 1285 Avenue of the Americas, 14th floor, New York, New York, 10019-6114 on March 16, 2000 at 10:00 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the following purposes:

      I. To approve or disapprove a new investment sub-advisory contract with Pacific Investment Management Company;

      II. To approve or disapprove a policy to permit the Board of Trustees ("Board") to appoint and terminate sub-advisers, enter into sub-advisory contracts, and approve amendments to sub-advisory contracts on behalf of the Fund without further shareholder approval; and

      III. To transact such other business as may properly come before the Meeting.

      After careful consideration, the Board approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

      The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on January 21, 2000 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to proposals on which the Fund's shareholders are entitled to vote, with fractional votes for fractional shares.

      Regardless of whether you plan to attend the Meeting, which you are cordially invited to attend, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By Order of the Board of Trustees,


                                          ------------------------------
                                          Dianne E. O'Donnell
                                          Secretary


51 West 52nd Street
New York, NY  10019-6114
February __, 2000

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  Registration                             Valid Signature
                                  ------------                             ---------------

     Corporate Accounts
     (1)   ABC Corp...........................................       ABC Corp.
                                                                     John Doe, Treasurer
     (2)   ABC Corp...........................................       John Doe, Treasurer
     (3)   ABC Corp. c/o John Doe, Treasurer..................       John Doe
     (4)   ABC Corp. Profit Sharing Plan......................       John Doe, Trustee

     Partnership Accounts
     (1)   The XYZ Partnership................................       Jane B. Smith, Partner
     (2)   Smith and Jones, Limited Partnership...............       Jane B. Smith, General Partner

     Trust Accounts
     (1)   ABC Trust Account..................................       Jane B. Doe, Trustee
     (2)   Jane B. Doe, Trustee u/t/d 12/28/78                       Jane B. Doe

     Custodial or Estate Accounts
     (1)   John B. Smith, Cust. f/b/o
           John B. Smith, Jr., UGMA/UTMA......................       John B. Smith
     (2)   Estate of John B. Smith............................       John B. Smith, Jr., Executor

                  PRELIMINARY PROXY MATERIALS FOR SEC USE ONLY


                                 PROXY STATEMENT


                     PaineWebber Managed Investments Trust--

              PaineWebber Low Duration U.S. Government Income Fund

                                 (800) ___-____

                         Special Meeting of Shareholders

                                   to be held
                                 March 16, 2000

      This proxy statement and enclosed form of proxy are being furnished in connection with THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES ("BOARD") OF PAINEWEBBER MANAGED INVESTMENTS TRUST ("Trust") for use at a special meeting of shareholders of PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND ("Fund"), a series of the Trust, to be held at 1285 Avenue of the Americas, 14th floor, New York, NY 10019 on March 16, 2000 at 10:00 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about _______, 2000.

      The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

      I. To approve or disapprove a new investment sub-advisory contract with Pacific Investment Management Company;

      II. To approve or disapprove a policy to permit the Board to appoint and terminate sub-advisers, enter into sub-advisory contracts, and approve amendments to sub-advisory contracts on behalf of the Fund without further shareholder approval; and

      III. To transact such other business as may properly come before the Meeting.


      Shareholders of record at the close of business on January 21, 2000 ("Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, and a fractional vote for each fractional share held. If you give no voting instructions, your shares will be voted "FOR" the proposals described in this proxy statement. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

      Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice received by the Secretary of the Fund prior to the Meeting or by voting in person at the Meeting. To be effective, the written notice must include the shareholder's name and account number and must be addressed to the Secretary of the Fund at the principal executive offices of the Fund at 51 West 52nd Street, New York, New York 10019-6114. Attendance in person at the Meeting by itself, however, will not revoke a previously tendered proxy.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

      Broker "non-votes" are proxies from brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote shares on a particular matter and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Thus, abstentions and non-votes will have the same effect as a negative vote on adjournment and on the proposals, which require the affirmative vote of a specified portion of the Fund's outstanding shares. Pursuant to the rules and policies of the New York Stock Exchange ("NYSE"), members of the Exchange may vote on certain of the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund's shares.

      In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval and it is otherwise appropriate, even though the Meeting is adjourned as to other proposals.

      As of the Record Date, the Fund had _______ shares issued and outstanding, consisting of ____ Class A shares, ___ Class B shares, ____ Class C shares and ____ Class Y shares.

      As of _________, 2000, management does not know of any person owning beneficially or of record 5% or more of the Fund's shares. As of the same date, the Trustees and officers of the Trust owned beneficially or of record, less than 1% of the Fund's shares.

      COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT, CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999, HAS PREVIOUSLY BEEN FURNISHED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST ANOTHER COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO THE FUND AT 51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114, OR BY CALLING [1-800-_______].

      PROPOSAL I: TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY CONTRACT WITH PACIFIC INVESTMENT MANAGEMENT COMPANY

      INTRODUCTION. Since October 1994, Pacific Investment Management Company ("PIMCO") has served as investment sub-adviser to the Fund pursuant to an investment sub-advisory contract ("Current Sub-Advisory Contract"). PIMCO will undergo a change of control as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination, of the Current Sub-Advisory Contract. Upon completion of the transaction, PIMCO Advisors, L.P. and its subsidiaries, including PIMCO, will be controlled by Allianz of America, Inc. ("Allianz of America"). It is proposed that PIMCO continue to serve as investment sub-adviser of the Fund following completion of the transaction. Therefore, in connection with the transaction and as required by the Investment Company Act of 1940, as amended ("1940 Act"), shareholders of the Fund are being asked in Proposal I to approve a new sub-advisory contract which is substantially similar to the Current Sub-Advisory Contract ("New Sub-Advisory Contract") except as described herein. The Board of the Trust recommends that shareholders approve the New Sub-Advisory Contract, a form of which is attached as Appendix A.

      PIMCO  is  a  subsidiary  partnership  of  PIMCO  Advisors,  L.P.  ("PIMCO
Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO ("Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

      DESCRIPTION OF THE TRANSACTION. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America and certain other parties named therein entered into an Implementation and Merger Agreement ("Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors ("Transaction").

      The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and sub-advisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level ("Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

      Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

      In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

      The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals, and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Sub-Advisory Contract by the shareholders of the Fund will help satisfy condition (iii) described in the preceding sentence by maintaining PIMCO's sub-advisory relationship with the Fund. If the Transaction is not completed for any reason, the Current Sub-Advisory Contract will remain in effect. In the event the New Sub-Advisory Contract is not approved by the Fund's shareholders and the Transaction is completed, the Board will consider appropriate action.

      Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

      Allianz of America and each of the other parties to the Merger Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) of the 1940 Act as it applies to the Transaction. Section 15(f) provides a non-exclusive safe harbor for PIMCO or any affiliated persons to receive any amount or benefit in connection the "change of control" if two conditions are met. First, the Transaction must not impose any unfair burden on any investment company client of the adviser, including the Fund. Second, during the three-year period after the Transaction, at least 75% of the board of each investment company client, including the Trust, must not be interested persons of PIMCO (or any predecessor or successor adviser). Currently, no trustee of the Trust is an interested person of PIMCO, and PIMCO has advised the Board that it is not aware of any circumstances arising from the Transaction that would impose an unfair burden on the Fund.

      POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

      Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz AG. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for the Fund, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO is currently expected to continue to operate in the United States under its existing name.

      Both William S. Thompson, Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO and PIMCO Advisors, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

      DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a German Aktiengesellschqft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the

Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

      Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Fund generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other series of the Trust for which PIMCO (or an affiliate) does not serve as an investment sub-adviser would not, in general, be subject to these same restrictions post-closing.

      ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUND. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, PIMCO has represented to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Fund's Board that the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment sub-advisory services.

      THE BENEFITS OF THE TRANSACTION. PIMCO has represented to Mitchell Hutchins that it anticipates that the Transaction with Allianz AG will benefit PIMCO and the Fund in a variety of ways, including the following:

      o PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

      o Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

      o The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

      o The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

      o Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

      COMPARISON OF THE CURRENT AND NEW SUB-ADVISORY  CONTRACTS.  The provisions
of  the  Current  Sub-Advisory   Contract  and  the  New  Sub-Advisory  Contract
(collectively, the "Sub-Advisory Contracts") are substantially similar.

      The Current Sub-Advisory Contract, dated November 14, 1994, was last approved by the Board, including a majority of the Trustees who are not parties to the Current Sub-Advisory Contract or interested persons (as defined by the 1940 Act) of the Trust (other than as Trustees of the Trust), Mitchell Hutchins or PIMCO ("Independent Trustees"), at a meeting held on February 10, 1999. The Current Sub-Advisory Contract was last submitted to shareholders for approval on October 19, 1994, for the purpose of implementing the Fund's current service arrangements with respect to sub-advisory services. If the Transaction is not consummated, PIMCO will continue to serve as sub-adviser to the Fund under the Current Sub-Advisory Contract.

      PIMCO has advised the Fund that it currently anticipates that the same persons responsible for management of the Fund under the Current Sub-Advisory Contract will continue to be responsible for management of the Fund under the New Sub-Advisory Contract. PIMCO has advised the Trust that it does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have any adverse effect on PIMCO's ability to fulfill its obligations to the Fund.

      Under both Sub-Advisory Contracts, PIMCO is responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions. Under those contracts, PIMCO agrees to provide a continuous investment program for the Fund, including investment research and management. The New Sub-Advisory Contract provides that PIMCO may seek research assistance and rely upon resources available to it through its affiliated companies to the extent that such actions would not constitute an "assignment" for purposes of the 1940 Act. However, such assistance and/or reliance will not relieve PIMCO of its obligations under the New Sub-Advisory Contract. In addition, the New Sub-Advisory Contract provides that, from time to time, PIMCO will assist in the fair valuation of all portfolio securities.

      Both Sub-Advisory Contracts recognize that PIMCO may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers who provide PIMCO with research, analysis, advice or similar services. In addition, both Sub-Advisory Contracts provide that PIMCO will vote proxies of issuers of securities held by the Fund and will maintain all books and records required to be maintained by PIMCO pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. Both Sub-Advisory Contracts also provide that PIMCO will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request, will provide the Board and Mitchell Hutchins, on a regular basis, with economic and investment analyses and reports and will make available to the Board and Mitchell Hutchins upon request any economic, statistical and investment services normally available to other customers of PIMCO.

      Both Sub-Advisory Contracts provide that PIMCO is entitled to receive from Mitchell Hutchins, and not the Fund, a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. PIMCO bears all expenses incurred by it in connection with its services under each Sub-Advisory Contract. Neither the Trust nor the Fund has any responsibility to pay sub-advisory fees to the PIMCO. During the Fund's last fiscal year ended November 30, 1999, Mitchell Hutchins, and not the Fund, paid PIMCO $_______ for sub-advisory services.

      Both Sub-Advisory Contracts provide that PIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or Mitchell Hutchins in connection with the matters to which the Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

      Moreover, both Sub-Advisory Contracts provide for termination, without payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to PIMCO. Mitchell Hutchins may also terminate the Sub-Advisory Contracts, without payment of any penalty: (1) on 120 days' written notice to PIMCO; (2) upon material breach by PIMCO of representations and warranties contained in the Sub-Advisory Contracts, if such breach has not been cured within a 20 day period after notice of such breach; or (3) immediately if PIMCO becomes unable to discharge its duties and obligations under the Sub-Advisory Contracts. The New Sub-Advisory Contract provides the following examples of PIMCO's inability to discharge its duties and obligations: PIMCO's financial insolvency and circumstances that could adversely affect the Fund. In addition, PIMCO may terminate the Sub-Advisory Contracts, without payment of any penalty, on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contracts terminate automatically in the event of "assignment" (as defined in the 1940 Act).

      The New Sub-Advisory Contract includes a few additional provisions. It provides that neither PIMCO nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Mitchell Hutchins. It also stipulates that PIMCO will notify Mitchell Hutchins if there is a change of control or a change in key personnel (e.g., Fund portfolio managers or senior managers of PIMCO) and specifies notice procedures under the Contract.

      The New Sub-Advisory Contract also implements Proposal II by providing that the Sub-Advisory Contract could be amended without a shareholder vote if the Fund obtains a SEC order or no-action letter allowing the Trust to modify the Contract without a vote of a majority of the Fund's outstanding voting securities. Mitchell Hutchins and the Trust have received an order of exemption from the U.S. Securities and Exchange Commission ("SEC") that permits Mitchell Hutchins not only to terminate the New Sub-Advisory Contract, but also to appoint a new sub-adviser, subject to approval by the Board of the Trust but not by the holders of a majority of the outstanding shares of the Trust or the Fund, once shareholders approve this policy. See Proposal II for more information.

      At the November 11, 1999 Board meeting, the New Sub-Advisory Contract was approved unanimously by the Board, including all of the Independent Trustees. The New Sub-Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Fund.

      If the New Sub-Advisory Contract is approved by the Fund's shareholders, it will take effect immediately upon the closing of the Transaction. The New Sub-Advisory Contract will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year with respect to the Fund, provided that each such continuance is approved annually, with respect to the contract and Fund, (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Trustees who are not parties to the New Sub-Advisory Contract or "interested persons" of any such party (other than as Trustees of the Trust).

      EVALUATION BY THE BOARD. The Board has determined that, by approving the New Sub-Advisory Contract on behalf of the Fund, the Trust can best assure itself that services currently provided to the Fund by PIMCO, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the Current Sub-Advisory Contract, the New Sub-Advisory Contract will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

      In determining whether it was appropriate to approve the New Sub-Advisory Contract and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction and considered a report provided by Allianz AG.

      Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Fund under the Current Sub-Advisory Contract are expected to continue to manage the Fund under the New Sub-Advisory Contract, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New Sub-Advisory Contract is the same as the compensation paid under the Current Sub-Advisory Contract, which the Board previously has determined to be fair and reasonable; (3) PIMCO's representation that it will not seek to increase the rate of sub-advisory fees paid by the Fund for a period of at least two years following the Transaction; (4) the substantial commonality of the terms and provisions of the New Sub-Advisory Contract with the terms of the Current Sub-Advisory Contract; (5) representations made by PIMCO concerning the impact of affiliated brokerage relationships on its ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that the integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of
Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the Current Sub-Advisory Contract; (8) the results achieved by PIMCO for the Fund; and (9) the quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

      Based upon its review, the Board determined that, by approving the New Sub-Advisory Contract, the Fund can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Sub-Advisory Contract is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Sub-Advisory Contract and voted to recommend its approval by the Fund's shareholders.

      REQUIRED VOTE. Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

                   THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                                "FOR" PROPOSAL I.

      PROPOSAL II: TO APPROVE A POLICY TO PERMIT THE BOARD OF TRUSTEES TO APPOINT AND TERMINATE SUB-ADVISERS, TO ENTER INTO SUB-ADVISORY CONTRACTS AND TO APPROVE AMENDMENTS TO THE SUB-ADVISORY CONTRACTS, ON BEHALF OF THE FUND WITHOUT FURTHER SHAREHOLDER APPROVAL.

      SUMMARY. At the Board meeting on July 9, 1998, the Board approved, and recommended that shareholders of the Fund approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and terminate sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Fund without further shareholder approval ("Sub-Adviser Approval Policy").

      THE SECTION 15 EXEMPTIVE ORDER. An application to exempt the Trust from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder was granted by the SEC on January 19, 1999. The provisions of the 1940 Act require that shareholders of a mutual fund approve a new sub-advisory contract with the sub-adviser as well as material amendments to an existing sub-advisory contract.

If shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-advisers for the Fund or modify the Fund's existing Sub-Advisory Contract (including termination) without obtaining further approval of the Fund's shareholders whenever Mitchell Hutchins and the Board believe these actions will benefit the Fund and its shareholders. As explained below, shareholders would receive detailed information regarding any change in sub-adviser or a material change to the sub-advisory contract.

      CURRENT SUB-ADVISER APPROVAL PROCESS. Currently, Mitchell Hutchins enters into sub-advisory contracts pursuant to which the selected sub-adviser has authority to provide the Fund with advice concerning the investment management of all (or a portion) of the Fund's assets. The sub-adviser determines what securities shall be purchased, what securities shall be sold and what portion of the Fund's assets shall remain uninvested. For these sub-advisory services to the Fund, Mitchell Hutchins pays the sub-adviser a monthly fee as specified in the sub-advisory contract. The sub-adviser bears its own expenses of providing sub-advisory services to the Fund. Neither the Trust nor the Fund has any responsibility to pay sub-advisory fees to the sub-adviser. The Fund's sub-advisory contracts are subject to approval by the Board, including the Independent Trustees, and in the absence of exemptive relief from the SEC, approval by the Fund's shareholders.

      PROPOSED SUB-ADVISER APPROVAL POLICY. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, the Trust and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of any change in sub-adviser or a material change to a sub-advisory contract, the Trust will provide the Fund's shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that would be required to be sent to the Fund's shareholders in a proxy statement. This statement will inform the Fund's shareholders of the new sub-advisory arrangements. If not satisfied, shareholders would be able to exchange or redeem their shares.

      Shareholder approval of this Proposal II will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to Mitchell Hutchins. If the Trust implements the Sub-Adviser Approval Policy, Mitchell Hutchins, pursuant to the Trust's Investment Advisory and Administration Agreement, will continue to provide the same level of management and administrative services to the Fund that it has always provided.

      The Sub-Adviser Approval Policy permits Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations:
(1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; (5) there is a change in investment style of the Fund; and (6) Mitchell Hutchins negotiates a reduction (or the sub-adviser negotiates an increase) in the portion of the advisory fee that Mitchell Hutchins pays to the sub-adviser. Furthermore, where there is a decrease in a sub-adviser's compensation paid by Mitchell Hutchins, the concomitant increase in the compensation available for retention by Mitchell Hutchins would not be deemed to be an increase in advisory compensation that requires a shareholder meeting. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or materially amend any sub-advisory contract with an affiliated sub-adviser.

      REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF. The Board believes that providing Mitchell Hutchins with maximum flexibility to perform those duties that shareholders expect Mitchell Hutchins to perform--selecting, supervising and evaluating sub-advisers--without incurring the unnecessary delay or expense of obtaining further shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for Mitchell Hutchins to appoint a sub-adviser or materially modify a sub-advisory contract, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund's shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund. Without the delay inherent in holding shareholder meetings, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and Mitchell Hutchins feel that the appointment would benefit the Fund and its shareholders.

      Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins (subject to review by the Board) in light of Mitchell Hutchins' significant experience and expertise in selecting sub-advisers and shareholders' expectation that Mitchell Hutchins will utilize that expertise to select the most competent sub-advisers. Mitchell Hutchins has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

      Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell
Hutchins continues to act in the best interests of the Fund and its shareholders. The Sub-Advisory Contract will continue to be subject to all provisions of the 1940 Act for which relief was granted by the SEC.

      REQUIRED VOTE. Approval of Proposal II requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL II

III.  OTHER BUSINESS

      Management does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy in the best interests of the Fund.


                               PROXY SOLICITATION

      PROXY SOLICITATION. The costs of the Meeting, including the solicitation of proxies, will be borne by PIMCO. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by regular employees of PaineWebber Incorporated ("PaineWebber") and Mitchell Hutchins, who will not receive any compensation from the Fund for doing so. Shareholder Communications Corporation ("SCC") has been retained to assist with proxy solicitation activities and will be paid fees and expenses of approximately $____. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

                             ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

      Mitchell Hutchins, a Delaware corporation and the Fund's investment adviser and administrator, is a wholly-owned asset management subsidiary of PaineWebber, a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held corporation. The principal business offices of Mitchell Hutchins, PaineWebber and PW Group are located at 51 West 52nd Street, New York, New York 10019-6114. In addition, Mitchell Hutchins serves as the distributor of the Fund's shares under separate distribution contracts with respect to each class of the Fund's shares that require Mitchell Hutchins to use its best efforts consistent with its other businesses to sell the Fund's shares. During its fiscal year ended November 30, 1999, the Fund did not pay commissions to any broker that was affiliated with the Fund, Mitchell Hutchins or PIMCO.

      As of December 31, 1999, Mitchell Hutchins served as adviser or sub-adviser to ___ investment companies with an aggregate of ___ separate portfolios and aggregate assets under management of approximately $____ billion.

ADDITIONAL INFORMATION ABOUT PIMCO

      As of December 31, 1999, PIMCO has over $___ in assets under management. Information concerning PIMCO, its principal executive officer and directors is included in Appendix B. Information regarding advisory fees paid by other investment companies advised by PIMCO with investment objectives similar to the Fund also is included in Appendix B.

SHAREHOLDER PROPOSALS

      As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York, 10019-6114, attn: Dianne E. O'Donnell, Secretary. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

      TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    By Order of the Board of Trustees,


                                    ---------------------------
                                    Dianne E. O'Donnell
                                    Secretary


February ___, 2000
51 West 52nd Street
New York, NY  10019-6114

                                   APPENDIX A
                                   ----------

                    FORM OF SUB-INVESTMENT ADVISORY CONTRACT
                    ----------------------------------------


      Contract made as of __________, 2000 between MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation, and PACIFIC
INVESTMENT MANAGEMENT COMPANY ("Sub-Adviser"), a Delaware partnership (hereinafter referred to as the "Contract").

                                    RECITALS

      (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Contract dated April 21, 1988, as supplemented by a separate Fee Agreement dated March 29, 1993, ("Advisory Contract") with PaineWebber Managed Investments Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

      (2) The Trust offers for public sale distinct series of shares of beneficial interest, including a series of shares of the Trust known as PaineWebber Low Duration U.S. Government Income Fund ("Fund");

      (3) Under the Advisory Contract, Mitchell Hutchins has agreed to provide certain investment advisory and administrative services to the Fund;

      (4) The Advisory Contract permits Mitchell Hutchins to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

      (5) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Fund; and

      (6) The Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

      1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management. The Sub-Adviser may from time to time seek research assistance and may rely upon resources available to it through its affiliated companies to the extent such actions would not constitute an "assignment" for purposes of the 1940 Act but in no case shall such assistance and/or reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Fund or Mitchell Hutchins be responsible for any additional fees or expenses hereunder as a result. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Fund. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

      (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

      (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Fund upon request by the Trust.

      (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

      4. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      5. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.

      6.    COMPENSATION.

      (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, and not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Fund's average daily net assets (computed in the manner specified in the Advisory Contract), together with a schedule showing the manner in which the fee was computed.

      (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

      (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

      7. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      8. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met, and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice-president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub- Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

      (d) The Sub-Adviser shall provide notice to Mitchell Hutchins within a reasonable time after being informed or learning of the death or withdrawal of any of its partners, upon the admission of any new partners or upon any other change in its membership.

      (e) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Mitchell Hutchins.

      9.    REPRESENTATIONS OF MITCHELL HUTCHINS.

      Mitchell Hutchins represents that (i) the Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986, (ii) the appointment of the Sub-Adviser has been duly authorized and (iii) the Trust has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

      10.   DURATION AND TERMINATION.

      (a) This Contract shall-become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

      (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated by Mitchell
Hutchins: (i) upon 120 days' written notice to the Sub-Adviser, without the payment of any penalty; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties get forth in Paragraph 8 of this Contract, if such breach shall not have been cured within a 20 day period after notice of such breach; or (iii) immediately if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to Mitchell Hutchins. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.

      11. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote).

      12. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      13. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where. the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

      14. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Victoria E. Schonfeld, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of ______________, compliance officer.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

     Attest:                             MITCHELL HUTCHINS ASSET MANAGEMENT INC.



     By:_____________________________    By:_________________________________
     Name:  Keith A. Weller              Name:  Dianne E. O'Donnell
     Title: First Vice President         Title: Senior Vice President




      Attest:                            PACIFIC INVESTMENT MANAGEMENT COMPANY



                                         By:_________________________________
                                         Name:
                                         Title: Managing Director

                                   APPENDIX B
                                   ----------

                             Information About PIMCO


      The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

      PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


-----------------------------------------------------------------------------------------------
NAME                         POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE

William S. Thompson, Jr.     Managing   Director,   Chief  Executive   Officer  and  Executive
April 1993 to Present        Committee  Member,  PIMCO;  Managing  Director,  Chief  Executive
                             Officer  and  Director,   PIMCO   Management,   Inc.;  Member  of
                             Management  Board and Executive  Committee,  PIMCO Advisors L.P.;
                             President,  Chief  Executive  officer and Member,  PIMCO Partners
                             LLC.

William R. Benz, II          Managing Director,  PIMCO; Managing Director and Director,  PIMCO
June 1986 to Present         Management, Inc.; Member of PIMCO Partners LLC.

Robert Wesley Burns          Managing  Director  and  Executive   Committee   Member,   PIMCO;
February 1987 to Present     Managing Director and Director,  PIMCO  Management,  Inc.; Member
                             of PIMCO Partners LLC.

Chris P. Dialynas            Managing  Director,  PIMCO;  Managing Director and Director PIMCO
July 1983 to Present         Management, Inc.; Member of PIMCO Partners LLC.

Mohamed A. El-Erian          Managing Director,  PIMCO; Managing director and Director,  PIMCO
May 1999 to Present          Management, Inc.

William H. Gross             Managing Director,  PIMCO; Managing Director and Director,  PIMCO
June 1971 to Present         Management,   Inc.;  Director  and  Vice  President,   StocksPLUS
                             Management,  Inc.;  Member of Management  Board,  PIMCO  Advisors
                             L.P.; Member of PIMCO Partners LLC.

John L. Hague                Managing  Director  and  Executive   Committee   Member,   PIMCO.
September 1987 to Present    Managing  Director and Director,  PIMCO  Management,  Inc. Member
                             of PIMCO Partners LLC.

Pasi M. Hamalainen           Managing Director,  PIMCO; Managing Director and Director,  PIMCO
January 1994 to Present      Management, Inc.

Brent R. Harris              Managing  Director  and  Executive   Committee   Member,   PIMCO.
June 1985 to Present         Managing Director and Director, PIMCO Management,  Inc.; Director
                             and  Vice  President,  StocksPLUS  Management,  Inc.;  Member  of
                             Management  Board and Executive  Committee,  PIMCO Advisors L.P.;
                             Member of PIMCO Partners LLC.
-----------------------------------------------------------------------------------------------


                                      B-1


-----------------------------------------------------------------------------------------------
NAME                         POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE

Brent L. Holden              Managing Director,  PIMCO; Managing Director and Director,  PIMCO
December 1989 to Present     Management, Inc.

Margaret E. Isberg           Managing Director,  PIMCO; Managing Director and Director,  PIMCO
August 1983 to Present       Management, Inc.; Member of PIMCO Partners LLC.

John S. Loftus               Managing Director,  PIMCO; Managing Director and Director,  PIMCO
August 1986 to present       Management, Inc.

Dean S. Meiling              Managing Director,  PIMCO; Managing Director and Director,  PIMCO
December 1976 to Present     Management, Inc.; Member of PIMCO Partners LLC.

James F. Muzzy               Managing  Director  and  Executive   Committee   Member,   PIMCO;
September 1971 to Present    Managing Director and Director, PIMCO Management,  Inc.; Director
                             and Vice President,  StocksPLUS Management, Inc.; Member of PIMCO
                             Partners LLC.

William F. Podlich, III      Managing Director,  PIMCO; Managing Director and Director,  PIMCO
June 1966 to Present         Management,  Inc.;  Member of Management  Board,  PIMCO  Advisors
                             L.P.; Member of PIMCO Partners LLC.

William C. Powers            Managing Director,  PIMCO; Managing Director and Director,  PIMCO
January 1991 to Present      Management, Inc.; Member of PIMCO Partners LLC.

Ernest L. Schmider           Managing  Director and Secretary,  PIMCO;  Managing  Director and
march 1994 to Present        Secretary,   PIMCO  Management,   Inc.;  Director  and  Assistant
                             Secretary,  StocksPLUS  Management,  Inc.; Senior Vice President,
                             PIMCO Advisors L.P.; Secretary, PIMCO Partners LLC.

Lee R. Thomas                Managing Director,  PIMCO; Managing Director and Director,  PIMCO
April 1995 to Present        Management, Inc.; Member of PIMCO Partners LLC.

Benjamin L. Trosky           Managing Director,  PIMCO; Managing Director and Director,  PIMCO
October 1990 to Present      Management,  Inc.;  Member of Management  Board,  PIMCO  Advisors
                             L.P.; Member of PIMCO Partners LLC.
-----------------------------------------------------------------------------------------------


OTHER INVESTMENT COMPANY CLIENTS

      PIMCO also serves as investment adviser or sub-adviser to the following investment companies, which have similar investment objectives to the Fund's, at the fee rates set forth below. These investment companies had the indicated net assets as of September 30, 1999.

-------------------------------------------------------------------------------------------------
        NAME OF FUND                       ADVISORY FEE RATE                   APPROXIMATE ASSETS
        ------------                       -----------------                   ------------------
-------------------------------------------------------------------------------------------------
PIMCO FUNDS:
PACIFIC INVESTMENT
MANAGEMENT SERIES
-------------------------------------------------------------------------------------------------
Low Duration Fund                     Annual  rate of 0.25% of  average            4,612,199,034
                                      daily net assets
-------------------------------------------------------------------------------------------------
Low Duration Fund II                  Annual  rate of 0.25% of  average              465,267,930
                                      daily net assets
-------------------------------------------------------------------------------------------------
Low Duration Fund III                 Annual  rate of 0.25% of  average               25,361,958
                                      daily net assets
-------------------------------------------------------------------------------------------------
Low Duration Mortgage Fund            Annual  rate of 0.25% of  average                4,157,459
                                      daily net assets
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------------------------
Low Duration Bond Portfolio           Annual  rate of 0.40% of  average                5,098,362
                                      daily net assets
-------------------------------------------------------------------------------------------------

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
              PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2000

      This proxy is being solicited on behalf of the Board of Trustees of PaineWebber Managed Investments Trust ("Trust") and relates to the proposals with respect to PaineWebber Low Duration U.S. Government Income Fund ("Fund") indicated below. The undersigned hereby appoints as proxies ANDREW NOVAK and JENNIFER LANGE and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on March 16, 2000, at the offices of the Fund, 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the meeting.
                             YOUR VOTE IS IMPORTANT.

      Please date and sign the reverse side of this proxy and return it promptly in the enclosed envelope. This proxy will not be voted unless it is dated and signed exactly as instructed.

      When properly signed, the proxy will be voted as instructed below. If no instruction is given for a proposal, voting will be made "FOR" that proposal.

      The Board recommends that you vote "FOR" each of the following proposals:
                                              FOR         AGAINST        ABSTAIN
1     Approve a new Sub-Advisory
      Contract between Mitchell Hutchins
      Asset Management Inc. and Pacific
      Investment Management Company
      ("PIMCO").

2.    Approve a policy to permit the
      Board of Trustees to appoint and
      terminate sub-advisers, to enter
      into sub-advisory contracts and to
      amend sub-advisory contracts, on
      behalf of the Fund without further
      shareholder approval.

                   PLEASE DATE AND SIGN THE BACK OF THIS CARD

      If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration. For example: "ABC Corp. John Doe, Treasurer."

                                          Sign exactly as name appears hereon.


                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Signature (Joint)

                                          ------------------------------------
                                          Date